                           SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                        of 1934 (Amendment No. ______)

Check the appropriate box:

[X]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement

                           GLOBAL ENERGY GROUP, INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         5)       Total fee paid:

                  -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------------

                           GLOBAL ENERGY GROUP, INC.
                                2346 Success Dr.
                             Odessa, Florida 33556
                                 (972) 312-0503

                               January ___, 2004

                                   ---------

                            NOTICE OF ACTIONS TAKEN
                       BY A MAJORITY OF OUR STOCKHOLDERS
                               WITHOUT A MEETING

                                   ---------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                   ---------

TO OUR STOCKHOLDERS:

         Notice is hereby given that stockholders of the Company who together hold a majority of the Company's outstanding voting securities ("Majority Stockholders") have approved a financing transaction (the "Financing Transaction"). The Financing Transaction was previously approved by our Board of Directors and is now to be completed. The Financing Transaction, which is described in greater detail in the accompanying Information Statement, the contents of which are incorporated by reference into this notice, includes the following components:

         - The creation of two new classes of preferred stock, referred to as Series A Preferred Stock and Series B Preferred Stock.

         -        The investment by Global Energy Acquisition Group, L.L.C.
                  ("GEAG") of approximately $2,000,000 in the Company over the next 18 months, in exchange for Series B Preferred Stock at a price of $1.00 per share. This investment is in addition to $500,000 already provided by GEAG in the form of short term loans. These loans will be exchanged for Series B Preferred Stock. GEAG will have the option of investing up to an additional $2,000,000 (which would bring its total investment to $4,500,000) for additional shares of preferred stock. For each dollar invested, GEAG also will receive warrants to purchase up to 10 shares of the Company's Common Stock at a price of $0.10 per share. An affiliate of GEAG currently has a distribution arrangement for the Company's products.

         - The exchange of approximately $2,400,000 in outstanding indebtedness of the Company for shares Series A Preferred Stock at a price of $1.00 per share. For each dollar exchanged for preferred stock, the creditors also will receive warrants to purchase up to 10 shares of the Company's Common Stock at a price of $0.30 per share. Certain outstanding stock purchase warrants held by the creditors will be cancelled.

         - The entering into of a Turnaround Services Agreement with Turnaround Specialists, L.L.C., which will help establish and implement operational, financial, marketing and other policies and procedures. The Company will pay Turnaround Specialists $45,000 per month, plus a warrant to purchase up to 700,000 shares of the Company's Common Stock for $0.10 per share. Turnaround Specialists already has been providing services to the Company and will be compensated for such services. Turnaround Specialists is owned by Carlos J. Coe and John R. Bailey, both recently appointed as directors and officers of the Company at the request of GEAG and as a condition to GEAG's providing amounts already lent to the Company.

         - An increase in the number of shares of stock that the Company is authorized to issue from 60,000,000 to 200,000,000. This represents an increase in the number of shares of Common Stock we are authorized to issue from 50,000,000 to 175,000,000, and an increase in the number of shares of Preferred Stock we are authorized to issue from 10,000,000 to 25,000,000. These increases were necessary to permit the issuance of shares required by the Series A Purchase Agreements, the Series B Purchase Agreement, and the Turnaround Services Agreement.

Our Board of Directors unanimously approved the Financing Transaction, including the actions described above, on December 12, 2003. The Majority Stockholders are five stockholders, none of whom has any financial or other interest in the Financing Transaction other than by virtue of their ownership of the Company's Common Stock. The Majority Stockholders authorized, approved and consented in writing to the Financing Transaction, including the actions described above, by way of written consents effective December 26, 2003. All stockholders of record as of that date are entitled to written notice of those actions, and this document and the accompanying Information Statement provide that notice. Please carefully read the accompanying Information Statement to better understand the terms of the Financing Transaction and the actions that have been approved by the Majority Stockholders.

Although stockholder approval was not required to proceed with the financing transaction, as a matter of good corporate practice and because some of the Company's current and former directors and officers have a financial interest in the transaction, the Company determined not to proceed with the transaction unless and until first obtaining such approval. As required by Federal securities laws, the transaction will not be consummated until at least twenty days after an Information Statement describing the transaction and related matters in more detail has been mailed to all stockholders.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE. THE FINANCING TRANSACTION ALREADY HAS BEEN APPROVED BY THE MAJORITY STOCKHOLDERS, AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE FINANCING TRANSACTION.


By Order of the Board of Directors,


/s/ John R. Bailey
Executive Vice President and
Chief Financial Officer

                           GLOBAL ENERGY GROUP, INC.
                                2346 Success Dr.
                             Odessa, Florida 33556
                                 (972) 312-0503

                                   ---------

                             INFORMATION STATEMENT

                                   ---------

               THIS INFORMATION STATEMENT IS FIRST BEING SENT TO
                   STOCKHOLDERS ON OR ABOUT JANUARY ___, 2004

                                   ---------

                      ACTIONS APPROVED BY WRITTEN CONSENT
                                       OF
                             MAJORITY STOCKHOLDERS

                                   ---------

      This Information Statement is being provided to you by the Company.

                                   ---------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                   ---------


         This Information Statement is being furnished by Global Energy Group, Inc. (the "Company" or "Global Energy"), a Delaware corporation, to all the Company's stockholders of record as of December 26, 2003 (the "Record Date"). This Information Statement provides information regarding action taken by the written consent of stockholders of the Company who together hold a majority of the Company's outstanding voting securities ("Majority Stockholders"). The Majority Stockholders have approved a financing transaction (the "Financing Transaction") that previously was approved by our Board of Directors and is now to be completed. The Financing Transaction, which is described in greater detail in the following sections of this Information Statement, includes the following components:

         - The creation of two new classes of preferred stock, referred to as Series A Preferred Stock and Series B Preferred Stock.

         -        The investment by Global Energy Acquisition Group, L.L.C.
                  ("GEAG") of approximately $2,000,000 in the Company over the next 18 months, in exchange for Series B Preferred Stock at a price of $1.00 per share. This investment is in addition to $500,000 already provided by GEAG in the form of short term loans. These loans will be exchanged for Series B Preferred Stock. GEAG will have the option of investing up to an additional $2,000,000 (which would bring its total investment to $4,500,000) for additional shares of preferred stock. For each dollar invested, GEAG also will receive warrants to purchase up to 10 shares of the Company's Common Stock at a price of $0.10 per share. An affiliate of GEAG currently has a distribution arrangement for the Company's products.

         - The exchange of approximately $2,400,000 in outstanding indebtedness of the Company for shares Series A Preferred Stock at a price of $1.00 per share. For each dollar exchanged for preferred stock, the creditors also will receive warrants to purchase up to 10 shares of the Company's Common Stock at a price of $0.30 per share. Certain outstanding stock purchase warrants held by the creditors will be cancelled.

         - The entering into of a Turnaround Services Agreement with Turnaround Specialists, L.L.C., which will help establish and implement operational, financial, marketing and other policies and procedures. The Company will pay Turnaround Specialists $45,000 per month, plus a warrant to purchase up to 700,000 shares of the Company's Common Stock for $0.10 per share. Turnaround Specialists already has been providing services to the Company and will be compensated for such services. Turnaround Specialists is owned by Carlos J. Coe and John R. Bailey, both recently appointed as directors and officers of the Company at the request of GEAG and as a condition to GEAG's providing amounts already lent to the Company.

         - An increase in the number of shares of stock that the Company is authorized to issue from 60,000,000 to 200,000,000. This represents an increase in the number of shares of Common Stock we are authorized to issue from 50,000,000 to 175,000,000, and an increase in the number of shares of Preferred Stock we are authorized to issue from 10,000,000 to 25,000,000. These increases were necessary to permit the issuance of shares required by the Series A Purchase Agreements, the Series B Purchase Agreement, and the Turnaround Services Agreement.

Our Board of Directors unanimously approved the Financing Transaction, including the actions described above, on December 12, 2003. The Majority Stockholders are five stockholders, none of whom has any financial or other interest in the Financing Transaction other than by virtue of their ownership of the Company's Common Stock. The Majority Stockholders authorized, approved and consented in writing to the Financing Transaction, including the actions described above, by way of written consents effective December 26, 2003. All stockholders of record as of that date are entitled to written notice of those actions, and this document and the accompanying Information Statement provide that notice. Please carefully read the accompanying Information Statement to better understand the terms of the Financing Transaction and the actions that have been approved by the Majority Stockholders.

Although stockholder approval was not required to proceed with the financing transaction, as a matter of good corporate practice and because some of the Company's current and former directors and officers have a financial interest in the transaction, the Company determined not to proceed with the transaction unless and until first obtaining such approval. As required by Federal securities laws, the transaction will not be consummated until at least twenty days after an Information Statement describing the transaction and related matters in more detail has been mailed to all stockholders.

                             QUESTIONS AND ANSWERS
                                     ABOUT
                           THE FINANCING TRANSACTION
                                      AND
                           THIS INFORMATION STATEMENT


WHAT IS THIS DOCUMENT?

         This document is called an Information Statement. It explains a transaction (referred to as the "Financing Transaction") that has been approved by holders of a majority of our outstanding voting securities (referred to as the "Majority Stockholders").

WHY DID YOU SEND ME THIS DOCUMENT?

         Federal securities laws and Delaware corporate law require that we provide you the information in this Information Statement.

WHAT ARE THE TERMS OF THE FINANCING TRANSACTION?

         The Financing Transaction is described in general terms above and in more detail in the following sections.

WILL THERE BE A MEETING OF STOCKHOLDERS WHERE THE FINANCING TRANSACTION WILL BE DISCUSSED AND VOTED UPON? AM I BEING ASKED TO VOTE ON ANYTHING?

         No. The Majority Stockholders already have approved the Financing Transaction. That approval is legally equivalent to approval by all stockholders at a stockholder meeting. No further vote is required.

I HAVE QUESTIONS ABOUT THE FINANCING TRANSACTION. IF THERE WILL NOT BE A STOCKHOLDER MEETING TO DISCUSS THE FINANCING TRANSACTION, HOW CAN I GET ANSWERS TO MY QUESTIONS? HOW CAN I GET MORE INFORMATION ABOUT THE FINANCING TRANSACTION?

         We believe that this Information Statement should answer your questions. If not, feel free to contact us to ask any questions you might have. But please understand that, under Federal law, we are not permitted to give you any material information unless we have already disclosed that information to the public.

         There are a number of documents involved in the Financing Transaction. If you would like to review copies of the documents relating to the Financing Transaction, or if you have any questions, please contact our investor relations department at our principal executive offices, at the mailing address and telephone number appearing at the top of the first page of this Information Statement. Copies of all documents relating to the Financing Transaction are available to you at no charge.

WILL THE FINANCING TRANSACTION AFFECT MY RIGHTS AS AN OWNER OF GLOBAL ENERGY COMMON STOCK?

         We are not making any change in the Common Stock. However, the Series A Preferred and the Series B Preferred will be entitled to a liquidation preference generally equal to the amount paid for those shares, plus accrued dividends. No dividends can be paid on the Common Stock if there are any accrued but unpaid dividends on the Preferred Stock, and no amount can be distributed on the Common Stock in connection with a liquidation of the Company until the Preferred Stock liquidation preference is paid.

DID THE COMPANY'S BOARD OF DIRECTORS APPROVE THE FINANCING TRANSACTION?

         Yes, after careful consideration your Board of Directors approved the Financing Transaction as being in the best interest of the Company, and the Board recommended to the Majority Stockholders that they approve the transaction.

DO STOCKHOLDERS HAVE ANY APPRAISAL RIGHTS, DISSENTERS' RIGHTS, OR SIMILAR RIGHTS WITH RESPECT TO THE FINANCING TRANSACTION?

         No. Applicable law does not provide any appraisal rights, dissenters' rights, or similar rights with respect to the Financing Transaction.

WHAT VOTE WAS REQUIRED TO APPROVE THE FINANCING TRANSACTION?

         None. The Company and its Board of Directors have full legal and corporate authority to carry out every aspect of the Financing Transaction, and stockholder approval was not required to proceed with the Financing Transaction. However, because some of the Company's current and former directors and officers have a financial interest in the Financing Transaction, and as a matter of good corporate practice, we determined not to proceed with the Financing Transaction unless and until first obtaining the approval of the Majority Stockholders. That approval has been obtained.

WHO ARE THE MAJORITY STOCKHOLDERS?

         The Majority Stockholders are five stockholders in the Company, none of whom has any financial or other interest in the Financing Transaction other than by virtue of their ownership of Global Energy Common Stock, and none of whom is affiliated with any director or officer of the Company or any other party to the Financing Transaction.

WILL THE PREFERRED STOCK BE PUBLICLY TRADED?

         No. However, if not redeemed by the Company, the Preferred Stock will be convertible into Common Stock, which currently is publicly traded.

WHEN ARE THESE MATERIALS BEING MAILED?

         This Information Statement is first being mailed to stockholders on or about January ___, 2004.

WHO IS PAYING FOR THE PREPARATION AND MAILING OF THIS INFORMATION STATEMENT?

         The Company will pay the expenses of preparing and distributing these materials. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward this Information Statement to stockholders and the Company will reimburse such institutions for their out-of-pocket expenses in doing so.

                           THE FINANCING TRANSACTION

SUMMARY

         The Financing Transaction, which is described in greater detail in the following sections of this Information Statement, includes the following components:

         - The creation of two new classes of preferred stock, referred to as Series A Preferred Stock and Series B Preferred Stock.

         -        The investment by Global Energy Acquisition Group, L.L.C.
                  ("GEAG") of approximately $2,000,000 in the Company over the next 18 months, in exchange for Series B Preferred Stock at a price of $1.00 per share. This investment is in addition to $500,000 already provided by GEAG in the form of short term loans. These loans will be exchanged for Series B Preferred Stock. GEAG will have the option of investing up to an additional $2,000,000 (which would bring its total investment to $4,500,000) for additional shares of preferred stock. For each dollar invested, GEAG also will receive warrants to purchase up to 10 shares of the Company's Common Stock at a price of $0.10 per share. An affiliate of GEAG currently has a distribution arrangement for the Company's products.

         - The exchange of approximately $2,400,000 in outstanding indebtedness of the Company for shares Series A Preferred Stock at a price of $1.00 per share. For each dollar exchanged for preferred stock, the creditors also will receive warrants to purchase up to 10 shares of the Company's Common Stock at a price of $0.30 per share. Certain outstanding stock purchase warrants held by the creditors will be cancelled.

         - The entering into of a Turnaround Services Agreement with Turnaround Specialists, L.L.C., which will help establish and implement operational, financial, marketing and other policies and procedures. The Company will pay Turnaround Specialists $45,000 per month, plus a warrant to purchase up to 700,000 shares of the Company's Common Stock for $0.10 per share. Turnaround Specialists already has been providing services to the Company and will be compensated for such services. Turnaround Specialists is owned by Carlos J. Coe and John R. Bailey, both recently appointed as directors and officers of the Company at the request of GEAG and as a condition to GEAG's providing amounts already lent to the Company.

         - An increase in the number of shares of stock that the Company is authorized to issue from 60,000,000 to 200,000,000. This represents an increase in the number of shares of Common Stock we are authorized to issue from 50,000,000 to 175,000,000, and an increase in the number of shares of Preferred Stock we are authorized to issue from 10,000,000 to 25,000,000. These increases were necessary to permit the issuance of shares required by the Series A Purchase Agreements, the Series B Purchase Agreement, and the Turnaround Services Agreement.

BACKGROUND

         The Company has been and continues to be in an extremely tight cash situation. As previously announced, the Company will not be able to continue operations unless additional financing is obtained in the immediate future. GEAG already has made several short term loans to the Company, amounting to approximately $500,000. However, all of the funds provided by GEAG already have been used or committed to pay corporate expenses and to make payments to vendors. The Company has been unable to pay compensation and other amounts owed to its senior management, and in recent months Joseph Richardson (former President, CEO and director) and Peter Toomey (former Executive Vice President, CFO and director) resigned their positions to pursue other opportunities. In connection with its loans to the Company, GEAG required that Carlos J. Coe be appointed as a director and as CEO of the Company, and that John R. Bailey be appointed as a director and as CFO of the Company, taking the places of Mr. Richardson and Mr. Toomey.

         In connection with its loans to the Company, GEAG also required that the Company enter into a product distribution arrangement with Global Energy Distribution Group, L.L.C. ("GEDG"), an affiliate of GEAG. These arrangements grant to GEDC non-exclusive product distribution rights (and, under certain circumstances, manufacturing rights). GEDG's distributorship will convert to an exclusive arrangement if aggregate financing provided by GEAG reaches $500,000, which may or may not occur.

         GEAG currently is not obligated to provide any further financing to the Company. However, GEAG has indicated a willingness to invest up to $4,500,000 in the Company on the terms of the Financing Transaction as described in this Information Statement, and it is intended and anticipated that the Financing Transaction will be consummated. As required by Federal securities laws, however, the transaction will not be consummated until at least twenty calendar days after the mailing of this Information Statement to the Company's stockholders.

BOARD AND STOCKHOLDER APPROVAL

         Our Board of Directors unanimously approved the Financing Transaction on December 12, 2003. The Majority Stockholders authorized, approved and consented in writing to the Financing Transaction, including the actions described above, by way of written consents effective December 26, 2003. All stockholders of record as of that date are entitled to written notice of those actions, and these materials provide that notice.

         The Majority Stockholders are five stockholders in the Company, none of whom has any financial or other interest in the Financing Transaction other than by virtue of their ownership of Global Energy Common Stock, and none of whom is affiliated with any director or officer of the Company or any other party to the Financing Transaction. Each of the Majority Stockholders is a sophisticated investor who is very familiar with the Company, our business, and our financial condition and results of operations.

         Although stockholder approval was not required to proceed with the financing transaction, as a matter of good corporate practice and because some of the Company's current and former directors and officers have a financial interest in the transaction, the Company determined not to proceed with the transaction unless and until first obtaining such approval. As required by Federal securities laws, the transaction will not be consummated until at least twenty days after an Information Statement describing the transaction and related matters in more detail has been mailed to all stockholders.

VOTING AGREEMENT

         Each of the Majority Stockholders has entered into a Voting and Proxy Agreement ("Voting Agreement") with the Company and GEAG. The Voting Agreements require the Majority Stockholders to vote in favor of the Financing Transaction, should any subsequent stockholder vote be taken with respect to the Financing Transaction, and precludes those stockholders from taking any action in opposition to the Financing Transaction. Thus, majority stockholder approval of the Financing Transaction cannot be withdrawn or avoided.

SERIES B PURCHASE AGREEMENT

         GEAG's investment obligation is set forth in a document referred to as the Series B Purchase Agreement, the material terms of which are as follows:

         Amount of Investment. GEAG already has provided several loans to the Company aggregating $486,500. These loans represent GEAG's existing cash investment in the Company. The loans will be exchanged for Series B Preferred Stock at a price of $1.00 per share. In the first eighteen months after preferred stock is authorized GEAG must invest at least $2,500,000, including the loans already made to the Company. GEAG may invest an additional $2,000,000, in its discretion, at any time on or before September 15, 2008.

         Series B Warrants. As additional consideration and as an inducement to make its investment in the Company, stock purchase warrants ("Series B Warrants") will be issued to GEAG in connection with issuing the Series B Preferred Stock. The Series B Warrants will give GEAG the right to purchase shares of Common Stock at $0.10 per share, and will be exercisable for seven years from the date of issuance. The Series B Warrants will cover ten shares of Common Stock for each share of Series B Preferred Stock issued for cash. Warrants already issued in connection with short term loans by GEAG to the Company cover eight shares per dollar lent to the Company. When that indebtedness is exchanged for preferred stock, the original warrants will remain outstanding. In addition, Series B Warrants will be issued covering two shares of Common Stock for each share of Series B Preferred Stock issued in exchange for existing indebtedness owed to GEAG (warrants will be issued only with respect to the principal portion of such indebtedness, and not the interest portion).

         Use of Proceeds. GEAG's investment will be applied to ongoing financial obligations, including dividend and redemption payments on preferred stock.

         Limit on GEAG's Obligation. GEAG will be relieved of its investment obligation if the Company breaches its obligations under the Series B Purchase Agreement or suffers a material adverse change.

DISTRIBUTION ARRANGEMENTS

         In connection with its prior loans to the Company, GEAG required that the Company enter into a product distribution arrangement with Global Energy Distribution Group, L.L.C. ("GEDG"), an affiliate of GEAG. These arrangements grant to GEDC non-exclusive product distribution rights (and, under certain circumstances, manufacturing rights). GEDG's distributorship will convert to an exclusive arrangement if aggregate financing provided by GEAG reaches $500,000, which may or may not occur. These arrangements will be continued.

Turnaround Services Arrangement

         As a condition to its entering into the Financing Transaction, GEAG will require that the Company enter into a Turnaround Services Agreement with Turnaround Specialists, L.L.C. Turnaround Specialists will help establish and implement operational, financial, marketing and other policies and procedures. Mr. Coe and Mr. Bailey own and are employed by Turnaround Specialists, which will provide the services of those individuals as the Company's CEO and CFO. Those individuals will be compensated only by Turnaround Specialists. They will not receive compensation for their services directly from the Company.

         The Company will pay Turnaround Specialists $45,000 per month, plus a warrant to purchase up to 700,000 shares of the Company's Common Stock for $0.10 per share. Turnaround Specialists already has been providing services to the Company. For services rendered prior to the effectiveness of the Turnaround Services Agreement, the Company will pay Turnaround Specialists $100,000, plus $45,000 per month (prorated for partial months) from December 1, 2003 through the effective date of the agreement. Turnaround Specialists will receive a "success fee" of $1,000,000 upon a sale or merger of the Company or its business or any similar transaction.

         A substantial portion (and, under certain circumstances, possibly all) of the financing provided by GEAG may be used to pay Turnaround Specialists. The Turnaround Services Agreement has a term of three years. The Company may not terminate the agreement for at least two years unless Turnaround Specialists breaches the agreement and the breach continues for a period of time. Under some circumstances, if the Company terminates the Turnaround Services Agreement then the Company will be required to pay a termination fee equal to $45,000 multiplied by the number of months remaining in the original term of the agreement.

SERIES A PURCHASE AGREEMENTS

         As a condition to its entering into the Financing Transaction, GEAG will require that the Company's four current principal lenders (other than GEAG) exchange amounts owed to them by the Company (currently, approximately $2,400,000 in the aggregate) for shares of Series A Preferred Stock. The terms of the transactions with these lenders (referred to as the "Secured Lenders") are set forth in four separate documents, each referred to as a Series A Purchase Agreement, the material terms of which are as follows:

         The Secured Lenders. Most, but not all, amounts owed to the Secured Lenders are secured by a pledge of the Company's assets. The Secured Lenders and the amounts owed to them are:

         - Quest Capital Alliance, L.L.C., a Missouri limited liability company. Quest currently is owed approximately $560,000, all of which is secured, for cash lent to the Company. Steven Fox, who is anticipated to be appointed to the Company's Board of Directors at the beginning of 2004, is General Manager and a Principal of Quest. Accordingly, every action or transaction that benefits Quest will directly or indirectly benefit Mr. Fox, and vice versa.

         - Robert Smith, an individual, currently is owed approximately $1,260,000, all of which is secured, for cash lent to the Company.

         - Joseph H. Richardson, an individual who is a former director and former officer of the Company, currently is owed approximately $324,000, of which approximately $224,000 is secured and approximately $100,000 is unsecured, for cash lent to the Company and for compensation and reimbursements not yet paid.

         - Peter E. Toomey, an individual who is a former director and former officer of the Company, currently is owed approximately $249,000, of which approximately $141,000 is secured and approximately $95,000 is unsecured, for cash lent to the Company and for compensation and reimbursements not yet paid.

         Investment in Series A Preferred Stock. The amounts (including both principal and interest) referred to above will be exchanged for shares of Series A Preferred Stock, at a purchase price of $1.00 per share.

         Series A Warrants. As additional consideration and as an inducement to the Secured Lenders to exchange their debt for Series A Preferred Stock, stock purchase warrants ("Series A Warrants") will be issued to the Secured Lenders in connection with issuing the Series A Preferred Stock. The Series A Warrants will give the Secured Lenders the right to purchase shares of Common Stock at $0.30 per share, and will be exercisable for seven years from the date of issuance. The Series A Warrants will cover ten shares of Common Stock for each dollar of indebtedness (including both principal and interest) exchanged for Preferred Stock. The Secured Lenders will surrender outstanding stock purchase warrants previously issued to them as additional consideration for their loans to the Company. Those warrants currently cover 2,080,000 shares for Quest, 2,093,333 shares for Mr. Smith, 678,675 shares for Mr. Richardson, and 504,673 shares for Mr. Toomey, all at varying exercise prices.

         Voting Trust Agreement. The Secured Lenders, the Company and GEAG have entered into a Voting Trust Agreement that, in general, grants all voting rights in the Series A Preferred Stock to GEAG. Accordingly, GEAG will have the right to determine how the shares of Series A Preferred Stock will be voted in elections for directors and other matters brought before a vote of stockholders. The Secured Lenders will retain the right to direct the voting of the Series A Preferred Stock in certain matters, including in particular any change in the rights of holders of Series A Preferred Stock, any incurrence of additional indebtedness by the Company, and any authorization of any additional class or series of capital stock or any increase in the authorized capital of the Company.

         Transfer Restrictions. The Series A Purchase Agreements generally prohibit any transfer of the Series A Preferred Stock for a period of three years.

         Investment in GEDG. Quest Capital and Robert Smith will be offered an opportunity to purchase an 8% interest in GEDG for $8,000 in cash.

TERMS OF THE PREFERRED STOCK

         The terms of the Series A Preferred Stock and the Series B Preferred Stock will be established under two Certificates of Designation which will be filed with the Delaware Secretary of State and, upon filing, become part of the Company's Certificate of Incorporation. The material terms of the Series A Preferred Stock and the Series B Preferred Stock (both series together being referred to as the "Preferred Stock") are described below. Except as otherwise indicated, the terms of both series of Preferred Stock are substantially identical.

         Voting Security. The Preferred Stock will be entitled to 10 votes per share.

         Dividends. The Preferred Stock will earn dividends at 6% per annum, accrued quarterly, calculated on a 360 day per year basis. Dividends will accrue and become an obligation of the Company each quarter, regardless of whether declared and regardless of whether the Company has funds available to pay such dividends. Dividends will not be paid except to the extent the Company has funds legally available for such purpose, and any accrued dividends will remain an obligation of the Company until paid.

         Mandatory Redemption. The Company will be required to redeem all shares of Preferred Stock during the three years following issuance of the shares. One-third of the shares will be called for redemption on each of the first three anniversary dates of issuance. The redemption price will be the original investment amount, plus all accrued but unpaid dividends. In its discretion, the Company may accelerate redemption of the shares. If the Company and the holder of the shares agree, redemption may be deferred. In any event, shares will not be redeemed except to the extent the Company has funds legally available for such purpose.

         Conversion Option. The Company currently intends to redeem all shares of Preferred Stock. However, if any shares of Preferred Stock are not redeemed, for whatever reason, then, at the option of the stockholder, any or all such shares may be converted into Common Stock. For Series A Preferred Stock, the conversion price will be one share of Common Stock for each $0.30 of investment amount and unpaid dividends. For Series B Preferred Stock, the conversion price will be one share of Common Stock for each $0.10 of investment amount and unpaid dividends.

         Liquidation and Dividend Preference. The Preferred Stock will be entitled to a liquidation preference, prior to any payment or distribution with respect to Common Stock, equal to the amount originally paid for the Preferred Stock, plus accrued dividends. No dividends can be paid on the Common Stock if there are any accrued but unpaid dividends on the Preferred Stock, and no amount can be distributed with respect to Common Stock in connection with a liquidation of the company until the Preferred Stock liquidation preference is paid.

         Rank. The Preferred Stock will rank senior to the Common Stock, and the Series B Preferred Stock will rank senior to the Series A Preferred Stock, as to liquidation preference and dividends.

VOTING CONTROL BY GEAG

         As a result of the Financing Transaction, GEAG may control a majority of the Company's shares and voting power. GEAG's shares of Series B Preferred Stock may represent a majority of shareholder voting power. Additional voting power will be granted under the Voting Trust Agreement with the holders of the Series A Preferred Stock. Common Stock acquired by GEAG on conversion of its shares of Series B Preferred Stock and exercise of its warrants would represent a majority of all shares.

         If GEAG holds a majority of shareholder voting power, it will have the power to select all of the Company's directors. If GEAG controls a majority of the Company's shares and voting power, it may have substantial influence over the Company's management. The Company's Board of Directors currently consists of three members:

         -        Carlos J. Coe - appointed to fill the vacancy created by Mr.
                  Richardson's resignation. GEAG required the appointment of Mr. Coe as a condition to making loans already made to the Company.

         -        John R. Bailey - appointed to fill the vacancy created by Mr.
                  Toomey's resignation. GEAG required the appointment of Mr. Bailey as a condition to making loans already made to the Company.

         -        Guy S. Frankenfield - long-term officer of the Company;
                  independent of GEAG. Mr. Frankenfield has advised the Board that he intends to resign his director position at the beginning of 2004, although he is willing to continue his service as a director until completion of the transaction under consideration. Mr. Frankenfield will continue his service as an officer of the Company. Upon resignation of Mr. Frankenfield as a director, the remaining members of the Board of Directors intend to appoint Steven Fox to fill the resultant vacancy. Mr. Fox is General Manager and a principal of Quest Capital Alliance, L.L.C., which, as described in this Information Statement, has an interest in the Financing Transaction.

         Mr. Coe was appointed CEO and director, and Mr. Bailey was appointed CFO and director, at the direction of and as required by GEAG. Those individuals constitute a majority of the Company's directors, and as such have the power and authority to, among other things, (1) direct whether the Company will enter into, modify and/or perform any agreement, (2) direct the issuance of additional shares of the Company's stock, subject to applicable law and their duties to the Company, to such persons and on such terms as they deem appropriate, and (3) amend the Company's Bylaws.

         If GEAG controls a majority of the Company's shares and voting power, it will have the power to control any election of directors. GEAG will vote to elect directors who will take action that GEAG considers appropriate. However, regardless of how and when elected or appointed, all the Company's directors and officers will be bound by their legal duties to the Company and its stockholders.

CAPITAL STRUCTURE

         We have currently have 50,000,000 shares of Common Stock authorized, of which 13,800,707 shares are issued and outstanding as of the date of this Information Statement. We have currently have 10,000,000 shares of Preferred Stock authorized, none of which are issued or outstanding as of the date of this Information Statement. The number of shares of stock that the Company is authorized to issue will be increased from 60,000,000 to 200,000,000. This represents an increase in the number of shares of Common Stock we are authorized to issue from 50,000,000 to 175,000,000, and an increase in the number of shares of Preferred Stock we are authorized to issue from 10,000,000 to 25,000,000. These increases were necessary to permit the issuance of shares required by the Series A Purchase Agreements, the Series B Purchase Agreement, and the Turnaround Services Agreement. The terms of the Series A Preferred Stock and the Series B Preferred Stock will be established by the filing of two Certificates of Designation with the Delaware Secretary of State which, upon filing, will become part of the Company's Certificate of Incorporation.

INTERESTS OF DIRECTORS AND OFFICERS IN THE FINANCING TRANSACTION

         There are additional important facts regarding relationships of various persons with, and their interest in, the Financing Transaction and the contracts that are part of the Financing Transaction.

         GEAG and GEDG are owned by the same persons. Every action or transaction that benefits GEAG and/or its owners will directly or indirectly benefit GEDG and/or its owners, and vice versa. However, except for the relationships described in this Information Statement, GEAG and GEDG are not affiliates of the Company. No person who owns, controls or manages GEAG or GEDG has any other interest in the Company or the transaction under consideration.

         As a condition to providing further financing to the Company, GEAG will require the Company to enter into the Turnaround Services Agreement with Turnaround Specialists, as described above. Turnaround Specialists is owned by Carlos J. Coe and John R. Bailey. As required by GEAG as a condition to making the loans already made to the Company, Mr. Coe previously was appointed as CEO and as a director of the Company and Mr. Bailey recently was appointed as the Company's CFO and also as a director. All compensation and other consideration paid by the Company to Turnaround Specialists will directly benefit Messrs. Coe and Bailey, who together own 100% of Turnaround Specialists. Messrs. Coe and Bailey do not have any interest in, and are not otherwise affiliated with, GEAG or GEDG.

         The financing provided by GEAG may enable the Company to pay amounts owed to the Secured Lenders (Quest Capital Alliance and Messrs. Smith, Richardson and Toomey). Without the financing to be provided by GEAG the Company would be unable to pay the indebtedness owed to Secured Lenders, and the security for that indebtedness is of uncertain value. But for the Financing Transaction described, the Secured Lenders might receive little if any of the amounts owed them by the Company. To the extent that such indebtedness is repaid, dividends are paid on the shares of Series B Preferred Stock to be issued to them, such shares are redeemed, and/or they realize gain on shares purchased pursuant to the warrants to be issued to them, the Secured Lenders will benefit directly from the completion of the transaction. Mr. Richardson recently resigned his positions as CEO and director. Mr. Coe was appointed to fill those positions. Mr. Toomey recently resigned his positions as CFO and director. Mr. Bailey was appointed to fill those positions.

MANAGEMENT

         The following sets forth certain information regarding our directors and executive officers as of December 26, 2003, the record date for the approval of the Financing Transaction by the Majority Stockholders.


Name                                Age              Position

Carlos J. Coe                                        President, CEO, Director

John R. Bailey                                       Executive Vice President, CFO, Secretary, Treasurer, Director

Guy S. Frankenfield                 45               Executive Vice President - Sales and Marketing, Director

Thomas H. Hebert                    63               Vice President - Research and Development

Keith Glaze                         42               Vice President - Operations

         Carlos J. Coe. Mr. Coe has over twenty years experience in executive level positions with Fortune 500 companies, and recently held the position of Vice-President of Whirlpool's worldwide air treatment business unit.

         John R. Bailey. Mr. Bailey has over twenty years experience in executive level positions with national and regional investment banking firms, and has served as Chief Financial Officer of both public and private companies.

         Guy S. Frankenfield. Mr. Frankenfield was appointed Vice President - Sales on July 22, 2002, and Executive Vice President - Sales and Marketing and also a Director on September 26, 2003. From July 1994 through July 2002, Mr. Frankenfield served in a variety of lead technical sales positions for Honeywell in their Performance Contracting and Energy Conservation divisions, working primarily in the southeast United States. From December 1983 through July 1994, Mr. Frankenfield served as a lead facilities design engineer for IBM in Endicott, NY earning several awards for energy conservation. From July 1980 through December 1983, Mr. Frankenfield worked as a manufacturing engineer for the Trane Company in Dunmore, PA. Mr. Frankenfield earned a BS degree in Mechanical Engineering from Lehigh University, and has a professional engineering license in both New York and Florida.

         Thomas H. Hebert. Mr. Hebert has served as Vice President - Research and Development since October 12, 2001 and served its predecessor GEER in this capacity since February 1998. With over 32 years in the construction, HVACR and refrigeration industries, Mr. Hebert has invented and been the principal design engineer for numerous technologies, including several patented products. From June 1995 to September 1997, he served as Vice President of Engineering with Energy Technologies, Inc. Mr. Hebert has focused on product development, applications and manufacturing/production development, and has spent over twenty years in the development and research of his proprietary inventions. Mr. Hebert earned a BS in Physics and an M.SCI in Physical Chemistry from the University of South Florida, and is a Masters Candidate in Engineering.

         Keith Glaze. Mr. Glaze was appointed Vice President - Operations on October 12, 2001. From 1998 to October 2001, Mr. Glaze served its predecessor company, GEER, in this same capacity and in others. From 1997 to 1998, Mr. Glaze was an Executive Business Analyst with George S. May International, a consulting firm specializing in quality programs and process improvement. From 1989 to 1997, Mr. Glaze worked for York International in a variety of positions. From 1994 on, he was the Regional Sales Manager with responsibility for inventory control and distribution for the Jacksonville, Florida region. Mr. Glaze has a BS degree in business administration from Trinity College.

Related Party Transactions

         Pursuant to an Investment Agreement between the Company and one of its principal stockholders, Mr. Robert Smith, the Company borrowed $410,000 from Mr. Smith in 2003 and issued to Mr. Smith, as additional consideration for lending such amounts to the Company, warrants to purchase up to 400,000 shares of our Common Stock at an exercise price of $1.00 per share and an additional 620,000 shares at an exercise price of $0.50 per share, in each case exercisable for three years from the date of issuance. The Company issued its promissory notes with respect to the borrowed amounts, each bearing interest at 8% per annum, due six months after the date of the note or, if earlier, upon the Company's obtaining permanent equity financing and secured by a pledge of substantially all of the assets of the Company.

         Pursuant to an Investment Agreement between the Company and another of its principal stockholders, Quest Capital Alliance, L.L.C., the Company borrowed $200,000 from Quest in 2003 and issued to Quest, as additional consideration for lending such amounts to the Company, warrants to purchase up to 400,000 shares of our Common Stock at an exercise price of $0.50 per share, in each case exercisable for three years from the date of issuance. The Company issued its promissory notes with respect to the borrowed amounts, each bearing interest at 8% per annum, due six months after the date of the note or, if earlier, upon the Company's obtaining permanent equity financing and secured by a pledge of substantially all of the assets of the Company.

         In 2003 the Company issued warrants to two of its officers, Joseph H. Richardson and Peter E. Toomey, covering 44,572 and 35,429 shares, respectively, as additional consideration for loans to the Company in the amounts of $5,572 and $4,429, respectively, in each case at an exercise price of $1.00 per share for three years from the date of issuance.

         The Company has entered into financing arrangements with Global Energy Acquisition Group, L.L.C., and into distribution arrangements with its affiliate Global Energy Distribution Group, L.L.C., as described above under the heading "The Financing Transaction."

         The Company currently holds the exclusive rights to nine U.S. patents and eight patent-pending applications pursuant to a series of agreements with the inventors of the underlying technologies. Under the terms of these agreements, the Company has the exclusive right to pursue commercial development of the patented technologies. For all but one of the patents, these agreements are with Mr. Thomas Hebert, an officer of the Company and the beneficial owner of 1,456,205 shares (or about 11%) of the Company's Common Stock. Mr. Hebert is entitled to royalty payments from any sales of the products produced by the Company with the patented technologies. These payments will begin in 2004 and will be tied to the dollar amount of sales by the Company of products incorporating the patented technologies. The agreements also establish minimum royalty amounts, regardless of the level of sales, if any, required to be paid to Mr. Hebert beginning in 2004. Minimum royalties under the Company's patent agreements with Mr. Hebert, as in effect on the date of this report, would amount to $110,000 in 2004, increasing each year until reaching $700,000 in 2010 and following years. No royalty payments are required after the underlying patents expire. In addition to making royalty payments, the Company must use reasonable efforts to generate income on each patent. Failure to comply with a patent assignment or license agreement could result in the loss of the Company's right to manufacture and sell products incorporating the patented technology. Most of these patents are essential to the Company's business plan, and loss of the rights to exploit these patents would seriously jeopardize the Company's existence.

                             EXECUTIVE COMPENSATION
SUMMARY

         The following table sets forth information concerning the compensation paid or accrued by Global during the three fiscal years ended December 31, 2003 to its chief executive officer and to each other executive officer who received annual compensation in excess of $100,000 in any such fiscal year.

                           SUMMARY COMPENSATION TABLE


                                         ANNUAL COMPENSATION                                LONG-TERM COMPENSATION
                             ----------------------------------------------    ------------------------------------------------
NAME AND                     FISCAL                            OTHER ANNUAL    OPTIONS/   RESTRICTED     LTIP        ALL OTHER
PRINCIPAL POSITION            YEAR      SALARY       BONUS     COMPENSATION     SARS     STOCK AWARDS   PAYOUTS    COMPENSATION
------------------           ------     ------       -----     ------------    -------   ------------   -------    ------------

CARLOS J. COE (1)(3)          2003     $     0         $0          $0             $0          $0           $0           $0
   President and CEO

JOHN R. BAILEY (2)(3)         2003     $     0         $0          $0             $0          $0           $0           $0
   Executive VP and CFO

GUY S. FRANKENFIELD (4)       2003     $103,146        $0          $0             $ (5)       $0           $0           $0
   Executive Vice
   President -
   Marketing and Sales

                                         ANNUAL COMPENSATION                                LONG-TERM COMPENSATION
                             ----------------------------------------------    ------------------------------------------------
NAME AND                     FISCAL                            OTHER ANNUAL    OPTIONS/     RESTRICTED     LTIP        ALL OTHER
PRINCIPAL POSITION            YEAR      SALARY       BONUS     COMPENSATION     SARS       STOCK AWARDS   PAYOUTS    COMPENSATION
------------------           ------     ------       -----     ------------    -------     ------------   -------    ------------

JOSEPH H. RICHARDSON (6)      2003     $95,500        $0        $      0       $      0         $0           $0           $0
   Former President and CEO   2002     $95,673        $0        $      0       $ 99,193(8)      $0           $0           $0

PETER E. TOOMEY (7)           2003     $     0        $0        $      0       $      0         $0           $0           $0
   Former Exec. VP and CFO    2002     $77,115        $0        $      0       $ 73,371(8)      $0           $0           $0

RICHARD E. WILES (9)          2002     $     0        $0        $      0       $      0         $0           $0           $0
   Former President and CEO   2001     $86,400        $0        $101,500(10)   $      0         $0           $0           $0


(1) Mr. Coe first became an officer and director of the Company on September 26, 2003, in connection with the first loan by Global Energy Acquisition Group, Inc. to the Company. He succeeded to the positions formerly held by Mr. Richardson.

(2) Mr. Bailey first became an officer and director of the Company on December 11, 2003. He succeeded to the positions formerly held by Mr. Toomey

(3) Mr. Coe and Mr. Bailey have not received any compensation for their services to the Company. Assuming that the Financing Transaction is consummated, including the entering into of the Turnaround Services Agreement between the Company and Turnaround Specialists, L.L.C., the Company expects to enter into employment agreements with Messrs. Coe and Bailey. However, the Company will not directly compensate Messrs. Coe and Bailey for their services to the Company. Rather, Turnaround Specialists will use the payments it receives from the Company to in turn pay Messrs. Coe and Bailey. The compensation and other terms of employment for Messrs. Coe and Bailey have not yet been determined.

(4) Prior to 2003, Mr. Frankenfield did not earn in excess of $100,000 in any fiscal year.

(5) Reflects a grant of options on July 16, 2003. The valuation of the stock options shown is based upon the fair market value of the underlying common shares less the required exercise price for the options. These amounts reflect those options which were exercisable at the time of issue. The fair market value of the stock was calculated using the stock trading price on the date of the grant, adjusted downward for, among other things, the inability to sell such a block of stock in light of the thin trading activity in the Company's stock.

(6) Mr. Richardson first became an officer and director of the Company on March 30, 2002. Mr. Richardson resigned his officer positions on August 22, 2003 to accept a position with Allegheny Power, part of Hagerstown, Maryland based Allegheny Energy, Inc. He remained a director until September 26, 2003, when Mr. Coe was appointed to the Board. Approximately $82,440 of the compensation earned by Richardson for 2003 has not been paid and is owed by the Company to him.

(7) Mr. Toomey first became an officer and director of the Company on March 30, 2002. Mr. Toomey resigned his officer positions on September 26, 2003 to accept a position with Allegheny Power, part of Hagerstown, Maryland based Allegheny Energy, Inc. He remained a director until December 11, 2003, when Mr. Bailey was appointed to the Board. Approximately $76,519 of the compensation earned by Toomey for 2003 has not been paid and is owed by the Company to him.

(8) Reflects a grant of options on March 30, 2002. The valuation of the stock options shown is based upon the fair market value of the underlying common shares less the required exercise price for the options. These amounts reflect those options which were exercisable at the time of issue. The fair market value of the stock was calculated using the stock trading price on the date of the grant, adjusted downward for, among other things, the inability to sell such a block of stock in light of the thin trading activity in the Company's stock.

(9)      Mr. Wiles served as the Company's CEO until March 30, 2002.

(10) Reflects a grant of 250,000 shares on November 26, 2001. Such shares fully vested three months after the date of grant, on February 26, 2002. As of December 31, 2001, Mr. Wiles held all such shares of restricted stock. The valuation of the stock shown is based upon the market value of stock trading on the date of the grant, adjusted downward for, among other things, the inability to sell such a block of stock in light of the thin trading activity in Global's stock. If valued solely on the basis of the closing market price of the Company's Common Stock on the date of grant, such shares would be valued at $1,125,000. Restricted shares are entitled to receive dividends, if any, declared with respect to the Common Stock.

COMPENSATION OF DIRECTORS

         The Company pays its non-employee directors an annual retainer of $10,000, currently payable in cash. The Company also pays non-employee directors a meeting fee of $1,000 per meeting, payable in cash, and reimburses its directors for any expenses associated with attending the meetings. At this time, the Company has not determined to pay any additional amounts for committee participation or special assignments. The Company's policy provides that employee directors receive no compensation for their services on the Board of Directors. During the year ended December 31, 2003, the Company did not pay any compensation to outside directors.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

         The Company currently does not have in place any executive employment arrangements. The Company intends to enter into the Turnaround Services Agreement, described above, with Turnaround Specialists, L.L.C., which will in turn compensate Mr. Bailey and Mr. Coe for their services.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The Global Energy Group, Inc. 2001 Equity Incentive Plan, adopted by our Board of Directors effective as of September 1, 2001 and ratified by our stockholders in October 2001, and as amended and ratified by our stockholders in December 2002, covers up to 3,000,000 shares of our Common Stock. Such shares are issuable upon the exercise of stock options or as outright stock awards. The purpose of the Plan is to enable us to encourage eligible plan participants to contribute to our success by granting such individuals stock options or stock rewards. Options granted under the Plan may qualify as "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1986. The Board administers the Plan. Subject to the express provisions of the Plan, the Board has the complete discretion and power to determine from among eligible persons those to whom options or stock awards may be granted, the option price, the number of shares of Common Stock to be granted and the recipients. Securities may be granted under the Plan from time to time until September 1, 2011, or such earlier date as may be determined by the Board.

         Since the inception of the Plan, 605,000 shares of restricted stock have been issued under the Plan, 25,000 shares have been issued upon the exercise of options granted under the Plan, and options covering another 1,170,477 shares have been issued and remain outstanding, leaving 1,224,523 remaining shares authorized to be issued under the Plan. The following table sets forth certain information regarding the plan as of December 31, 2003.


                                                            NUMBER OF
                                                        SECURITIES TO BE
                                                           ISSUED UPON         WEIGHTED AVERAGE         NUMBER OF
                                                           EXERCISE OF        EXERCISE PRICE OF         SECURITIES
                                                           OUTSTANDING           OUTSTANDING            REMAINING
                                                        OPTIONS, WARRANTS     OPTIONS, WARRANTS       AVAILABLE FOR
PLAN CATEGORY                                               AND RIGHTS            AND RIGHTS         FUTURE ISSUANCE
-------------                                           -------------------   -------------------    -----------------

Equity compensation plans approved by security
   holders                                                   1,170,477               $0.14               1,224,523

Equity compensation plans not approved by security
   holders                                                         -0-                 -0-                     -0-

Total                                                        1,170,477               $0.14               1,224,523

         Warrants and options to purchase the Company's stock may also be issued outside the Plan. During 2003, the Company issued warrants to purchase an aggregate of up to 1,500,001 shares of its Common Stock as additional consideration to lenders providing debt financing to the Company. Warrants outstanding cover an aggregate of 5,884,681 shares of Common Stock at exercise prices ranging from $0.01 to $1.50, with a weighted average exercise price of $______ per share.

OPTION/SAR GRANTS; LTIP AWARDS

         On January 3, 2003, the Company issued an option as compensation to an independent consultant. Such option covered 7,500 shares at an exercise price of $0.75 per share, became exercisable on January 3, 2004, and will expire on January 3, 2013.

         On July 16, 2003 to six employees of the Company, two of whom are officers of the Company. The employees agreed to accept such options in lieu of cash compensation and/or as additional consideration to consent to deferred payment of a portion of the compensation owed to the employees. Such options have an exercise price of $0.01 per share, first became exercisable on January 5, 2004, and will expire on July 16, 2013. Such options covered an aggregate 200,000 shares of Common Stock. The officers of the Company who received such options were Guy S. Frankenfield, who received options covering 45,000 shares, and Keith Glaze, who received options covering 30,000 shares.

         The Company has not adopted, nor made any awards under, any long-term incentive plan

   Aggregated option exercises in last fiscal year and year-end option values

         There were no option exercises in last fiscal year and no options outstanding at December 31, 2003, our most recent fiscal year-end.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information regarding the beneficial ownership of our Common Stock, as of the record date for the approval of the Financing Transaction by the Majority Stockholders, by:

         - each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

         -        each of our directors;

         -        each of our named executive officers;

         - those persons who have a direct financial interest in the Financing Transaction (other than merely by virtue of their ownership of stock in the Company); and

         -        all of our directors and executive officers as a group.

         The column entitled "Percentage of Ownership" is based on there being 13,800,707 shares of Common Stock outstanding as of the record date for the approval of the Financing Transaction by the Majority Stockholders. All shares of Common Stock subject to any option or warrant currently exercisable (or exercisable within 60 days of the record date) are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such option or warrant, but are not deemed to be outstanding for computing the percentage of ownership of any other person. Unless otherwise indicated below, each shareholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. Unless a different address is indicated in the table, a mailing address of each individual listed in the table is c/o Global Energy Group, Inc., 2346 Success Drive, Odessa, Florida 33556.

                                               NUMBER OF SHARES OF
NAME AND ADDRESS                                   COMMON STOCK              PERCENTAGE OF
OF BENEFICIAL OWNER                             BENEFICIALLY OWNED             OWNERSHIP
------------------------------------------     -------------------           -------------
Carlos J. Coe                                               0                      *
John R. Bailey                                              0                      *
Guy S. Frankenfield                                    95,000(1)                   *
Thomas H. Hebert                                    1,456,205                  10.55%
Keith Glaze                                            53,071(2)                   *
Global Energy Acquisition Group, L.L.C.             4,420,000(3)               24.26%
Richard E. Wiles                                    1,784,798                  12.93%
4303 Beau Rivage Circle
Lutz, FL 33558
Eugene Cornett                                      1,786,464                  12.94%
27110 Coral Springs Drive
Wesley Chapel, FL 33543
Dr. Neal S. Stubbs                                  3,381,373                  24.50%
928 Oakfield Drive
Brandon, FL 33551
Robert J. Smith                                     2,643,333(4)               16.63%
3865 Turtle Hatch Road
Springfield, MO 65809
Joseph H. Richardson                                1,048,887(5)                7.06%
147 North Drive
Pitts, PA 15238
Peter E. Toomey                                       689,772(5)                4.76%
119 Riding Trail Lane
Pittsburgh, PA 15215
All officers and directors                          1,604,276(6)               11.50%
As a group (5 persons)

*        less than 1%

(1) Reflects shares covered by stock options. Such shares, though not yet issued, are deemed to be beneficially owned because the stock options currently are exercisable as to such shares.

(2) Includes 50,000 shares covered by stock purchase warrants. Such shares, though not yet issued, are deemed to be beneficially owned because the warrants currently are exercisable as to such shares.

(3) Reflects shares covered by stock purchase warrants. Such shares, though not yet issued, are deemed to be beneficially owned because the warrants currently are exercisable as to such shares.

(4) Includes 2,093,333 shares covered by stock purchase warrants. Such shares, though not yet issued, are deemed to be beneficially owned because the warrants currently are exercisable as to such shares.

(5) Reflects shares covered by stock options and stock purchase warrants. Such shares, though not yet issued, are deemed to be beneficially owned because the options and warrants currently are, or within 60 days will become, exercisable as to such shares.

(6) Includes 145,000 shares covered by stock options. Such shares, though not yet issued, are deemed to be beneficially owned because the options currently are exercisable as to such shares.

                   STOCKHOLDER PROPOSALS FOR PRESENTATION AT
                            THE 2004 ANNUAL MEETING

         The Company did not conduct a meeting of stockholders during 2003. Stockholder proposals intended for consideration in next year's Proxy Statement and form of proxy for presentation at the 2004 Annual Meeting of Stockholders must be submitted in writing and received by us on or before the close of business on Friday April 16, 2004. Address proposals to Global Energy Group, Inc., Attention: Secretary, 2346 Success Dr., Odessa, Florida 33556.


By Order of the Board of Directors,


/s/ John R. Bailey
Executive Vice President and
Chief Financial Officer


Dated: January   , 2004